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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

321 Sixth Street San Antonio, TX	78215
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 2, 2019 and December 5, 2019, CloudCommerce, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) pursuant to which the Company sold convertible promissory notes (the “Promissory Notes”) in the aggregate principal amount of $91,000, to an accredited investor (the “Investor”). The Promissory Notes were funded on December 4, 2019 and December 6, 2019.

The principal and interest under the Promissory Notes are due and payable twelve (12) months from the issuance dates.

The Promissory Notes bear interest at a rate of 10% per annum and are convertible into shares of common stock of the Company at a conversion price which shall equal 61% multiplied by the average of the lowest one (1) Trading Price (as such term is defined in the Promissory Notes) of the Company’s common stock during the fifteen (15) Trading Day period ending on the latest complete trading day prior to the conversion date. Notwithstanding the foregoing, the Investor shall be restricted from effecting a conversion, if such conversion, along with the other shares of the Company’s common stock beneficially owned by the Investor and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The Company has the right but not the obligation under the Promissory Notes to prepay the outstanding notes, wherein the Company would pay to the Investor a percentage of the outstanding notes (the “Prepayment Percentage”), such Prepayment Percentage dependent upon the period of time during which the Company elects to prepay the outstanding Promissory Notes.

The Purchase Agreements also enumerate events of default, which include, but are not limited to, failure to pay principal and interest, breach of covenant, bankruptcy and delisting of common stock.

In connection with the sale of the Promissory Notes, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Promissory Notes.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: December 11, 2019	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

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